UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22562

Barings Global Short Duration High Yield Fund

(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202

(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC)

251 Little Falls Drive

Wilmington, DE 19808

United States

(Name and address of agent for service)

704-805-7200

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Item 1. Reports to Stockholders.

(a)

BARINGS GOBAL SHORT DURATION HIGH YIELD FUND

Semi-Annual Report

2024

Barings Global Short Duration High Yield Fund

c/o Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

704.805.7200

http://www.Barings.com/bgh

ADVISER

Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

SUB-ADVISOR

Baring International Investment Limited

20 Old Bailey

London EC4M 78F UK

COUNSEL TO THE FUND

Dechert LLP

Three Bryant Park

1095 Avenue of the Americas

New York, NY, 10036-6797

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

CUSTODIAN

US Bank

MK-WI-S302

1555 N. River Center Drive

Milwaukee, WI 53212

TRANSFER AGENT & REGISTRAR

U.S. Bancorp Fund Services, LLC, d/b/a

U.S. Bank Global Fund Services

615 E. Michigan St.

Milwaukee, WI 53202

FUND ADMINISTRATION/ACCOUNTING

U.S. Bancorp Fund Services, LLC, d/b/a

U.S. Bank Global Fund Services

615 E. Michigan St.

Milwaukee, WI 53202

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Global Short Duration High Yield Fund (the “Fund”) have delegated proxy voting responsibilities relating to the voting of securities held by the Fund to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Fund’s website at http://www.barings.com/bgh; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-PORT PART F

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. This information is available (1) on the SEC’s website at http://www.sec.gov; and (2) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Fund’s website at http://www.barings.com/bgh or upon request by calling, toll-free, 1-866-399-1516.

CERTIFICATIONS

The Fund’s President has submitted to the NYSE the annual CEO Certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

LEGAL MATTERS

The Fund has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Fund. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Under the Fund’s Bylaws, any claims asserted against or on behalf of the Fund, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Fund’s registration statement and this shareholder report are not contracts between the Fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

OFFICERS OF THE FUND

Sean Feeley

President

Christopher Hanscom

Chief Financial Officer

Andrea Nitzan

Treasurer

Gregory MacCordy

Chief Compliance Officer

Ashlee Steinnerd

Chief Legal Officer

Alexandra Pacini

Secretary

Matthew Curtis

Tax Officer

Barings Global Short Duration High Yield Fund is a closed-end investment company, first offered to the public in 2012, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended, as a de facto diversified, closed-end management investment company with its own investment objective. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “BGH”.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser (as defined herein) determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund seeks to take advantage of differences in pricing between bonds and loans of an issuer denominated in U.S. dollars and substantially similar bonds and loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

Dear Fellow Shareholders,

We present the 2024 Semi-Annual Report for the Barings Global Short Duration High Yield Fund (the “Fund”) to recap portfolio performance and positioning. We believe our Global High Yield Investments Group is one of the largest teams in the market primarily focused on North American and Western European credit. Utilizing the Group’s unparalleled expertise, deep resources, and time-tested process, we believe we can provide investors with an attractive level of current income to help navigate any market environment which may lie ahead and continue to uncover compelling opportunities across the global high yield market.

The Fund’s strategy focuses primarily on North American and Western European high yield companies, with the flexibility to dynamically shift the geographic weighting to capture, in our opinion, the best risk-adjusted investment opportunities. Barings’ global capabilities on the ground in major markets allow for us to be nimble in uncertain times and take advantage of unique opportunities as they arise. In addition, the strategy focuses closely on limiting the duration of the Fund, while maintaining what we consider to be a reasonable amount of leverage.

Market Review

While risk asset volatility (as measured by the VIX) reached multi-year lows in the second quarter, changes in interest rates injected volatility into fixed income markets over the first half of the year. US Treasury yields rose through the first quarter as inflation data remained persistent, driving market participants to price FOMC rate cuts out of expectations. After peaking in April, yields then rallied through the end of June as CPI data showed inflation moderating for three successive months. Performance across fixed income markets remained strong, with elevated income, narrow spreads, and solid corporate fundamentals continuing to benefit credit investors.

Global high yield bond market spreads tightened 25 bps from year-end, combining with coupon income to more than offset the adverse impact of higher interest rates. Yield-to-worst closed 23 bps higher at 7.70%. Lower-rated assets outperformed higher-rated bonds given additional spread and higher coupon interest, combined with generally shorter durations. While most sectors generated positive results, pressure on certain large capital structures drove negative returns within the Telecommunications and Media space. Floating rate assets outperformed fixed rate bonds given the shorter duration, while the loan market also benefitted from an income advantage relative to bonds. With average coupons in the U.S. and Europe closing the period at 9.2% and 7.8%, respectively, income remains the primary driver of total returns within the loan market. Europe outperformed the U.S. in both bond and loan markets. Demand for bonds and loans remains strong as demonstrated by positive net flows, while issuers have responded to these positive conditions to increase issuance from prior year levels across asset classes.

Barings Global Short Duration High Yield Fund Overview and Performance

The Fund ended June 2024 with a portfolio of 192 issuers, in line with year-end levels. From a regional perspective, there was a slight shift in regional exposure from year-end, with exposure to the United States increasing to 84.8%; the United Kingdom remains the second largest exposure at 5.5% (See Country Composition chart below). The Fund’s exposure to Rest of World issuers, whose country of risk is outside of the U.S. and Europe but fit within the Fund’s developed market focus, remained stable from year-end at 4.1%. The Fund’s primary exposure continues to be in the North American market, which features the most robust opportunity set across fixed income markets.

As of June 30, 2024, the Fund’s positioning across the credit quality spectrum was as follows: 30.2% double-B rated and above, 46.4% single-B rated, and 19.5% triple-C rated and below, with approximately 59.0% of the portfolio consisting of secured obligations. Compared to the end of the prior period, the Fund’s exposure to higher-rated credits increased, primarily sourced from lower-rated triple-C and below securities. Non-publicly rated securities represented 3.9%.1

The distribution per share was constant throughout the period at $0.1056 per share. The Fund’s share price and net asset value (“NAV”) ended the reporting period at $14.45 and $15.72, respectively, or at an 8.08% discount to NAV. Based on the Fund’s share price and NAV on June 30, 2024, the Fund’s market price and NAV distribution rates—using the most recent monthly dividend, on an annualized basis—were 8.77% and 8.06%, respectively. Assets acquired through leverage, which represented 27.07% of the Fund’s total assets at the end of June, were accretive to net investment income and benefited shareholders.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

On a year-to-date basis through June 30, 2024, the NAV total return for the Fund was 8.09%, outperforming the global high yield bond market, as measured by the ICE Bank of America Non-Financial Developed Markets High Yield Constrained Index (HNDC), which returned 2.80% on a hedged to the U.S. dollar basis. From a market value perspective, the total return year-to-date through June 30, 2024, was 12.39%.2 The Fund generated positive absolute and relative returns in each quarter to begin the year. The shorter-duration exposure, including floating rate allocations to 1st and 2nd senior secured loans and collateralized loan obligations, continued to benefit results, while the incremental loan exposure also generated increased income, supporting overall returns.

Market Outlook

High yield corporates remain in good financial health as management teams have remained focused on shoring up their financial positions in recent years and capital markets are receptive to those companies that seek to refinance their debt. In an environment where rates have remained higher than some may have expected earlier in the year, broadly syndicated loans continue to perform well and stand out due to coupons that are just under 9% for the global market. Though yields remain high in many fixed income markets, for loans, most of the yield is coming from contractual income that is being paid today rather than waiting for price recovery. Strong total return potential also remains for high yield bonds with the market continuing to trade at a discount to par resulting in elevated yields. This has provided potential opportunities in performing, shorter duration bonds as most issuers seek to refinance their debt well in advance of legal maturities. Though there remains some uncertainty on the horizon and political elections to come, the elevated yield in high yield credit markets and stable corporate fundaments provide, in our opinion, compelling arguments for these asset classes.

At Barings, we remain committed to focusing on corporate fundamentals as market sentiment can change quickly and unexpectedly. Our focused and disciplined approach emphasizes our fundamental bottom-up research, with the goal of preserving investor capital while seeking to capture attractive capital appreciation opportunities that may exist through market and economic cycles. On behalf of the Barings team, we continue to take a long-term view of investing and look forward to helping you achieve your investment goals.

Sincerely,

Sean Feeley

1.

Ratings are based on Moody’s, S&P and Fitch. If securities are rated differently by the rating agencies, the higher rating is applied, and all ratings are converted to the equivalent Moody’s major rating category for purposes of the category shown. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. Ratings of Baa3 or higher by Moody’s and BBB- or higher by S&P and Fitch are considered to be investment grade quality.

2.

Past performance is not necessarily indicative of future results. Current performance may be lower or higher. All performance is net of fees, which is inclusive of advisory fees, administrator fees and interest expenses.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

Cash and Accrued Income
1.4%
Equity
0.5%
1st Lien Sr
Secd Loans
18.0%
Structured Products
8.1%
2nd Lien Sr
Secd Loans
5.11%
Sr Secd Bonds
29.0%
Sr Unsecured Bonds
39.2%

*	The percentages shown above represent a percentage of the assets. As of June 30, 2024.

COUNTRY COMPOSITION (% OF ASSETS*)

Sweden
1.1%
Australia
1.2%
Hong Kong
1.0%
Italy
1.3%
Other Countries
3.4%
Canada
1.8%
United Kingdom
5.5%
United States
of America
84.8%

*	The percentages shown above represent a percentage of the assets. As of June 30, 2024.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

AVERAGE ANNUAL RETURNS JUNE 30, 2024	1 YEAR	5 YEAR	10 YEAR
Barings Global Short Duration High Yield Fund (BGH)	19.46%	6.37%	5.26%
ICE Bank of America Non-Financial Developed Markets High Yield Constrained Index (HNDC)	10.68%	3.73%	4.30%

Data for Barings Global Short Duration High Yield Fund (the “Fund”) represents returns based on the change in the Fund’s net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Fund’s shares due to the difference between the Fund’s net asset value of its shares outstanding (See the Fund’s Financial Highlights within this report for total investment return based on market value). Past performance is no guarantee of future results.

ICE Bank of America Non-Financial Developed Markets High Yield Constrained Index (HNDC) contains all securities in the ICE Bank of America Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. Developed markets is defined as an FX G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. Indices are unmanaged. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

FINANCIAL REPORT

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

JUNE 30, 2024

Assets
Investments, at fair value (cost $448,559,264)	$424,168,331
Cash and cash equivalents	12,390,227
Foreign currency, at fair value (cost $609,130)	607,598
Interest and dividend receivable	9,051,414
Prepaid expenses and other assets	130,289
Unrealized appreciation on forward foreign exchange contracts	313,388

Total assets	446,661,247

Liabilities
Credit facility	121,500,000
Payable for investments purchased	6,328,612
Dividend payable	2,118,791
Payable to adviser	313,553
Accrued expenses and other liabilities	915,665

Total liabilities	131,176,621

Total net assets	$315,484,626

Net assets:
Common shares, $0.00001 par value	$201
Additional paid-in capital	464,740,124
Total accumulated loss	(149,255,699)

Total net assets	$315,484,626

Common shares issued and outstanding (unlimited shares authorized)	20,064,313

Net asset value per share	$15.72

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

STATEMENT OF OPERATIONS

(Unaudited)

PERIOD FROM JANUARY 1, 2024 THROUGH JUNE 30, 2024

Investment Income
Interest income	$20,881,263
Other income	90,308

Total investment income	20,971,571

Operating Expenses
Interest expense	3,413,753
Advisory fees	1,804,242
Accounting and administration fees	227,321
Professional fees	135,417
Other operating expenses	67,172
Trustee fees	60,205

Total expenses	5,708,110

Net investment income	15,263,461

Realized losses and unrealized appreciation/depreciation on investments and foreign currency related transactions
Net realized loss on investments	(1,374,579)
Net realized gain on forward foreign exchange contracts	112,096
Net realized loss on foreign currency related transactions	(178,880)

Net realized loss on investments, forward foreign exchange contracts and foreign currency transactions	(1,441,363)

Net change in unrealized appreciation/depreciation on investments	8,068,698
Net change in unrealized appreciation/depreciation on forward foreign exchange contracts	1,356,458
Net change in unrealized appreciation/depreciation on foreign currency transactions	(33,135)

Net change in unrealized appreciation/depreciation on investments, forward foreign exchange contracts and foreign currency transactions	9,392,021

Net realized gain and unrealized appreciation/depreciation on investments and foreign currency transactions	7,950,658

Net increase in net assets resulting from operations	$23,214,119

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

STATEMENT OF CASH FLOWS

(Unaudited)

PERIOD FROM JANUARY 1, 2024 THROUGH JUNE 30, 2024

Cash flows from operating activities
Net increase in net assets resulting from operations	$23,214,119
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(226,810,122)
Proceeds from sales of long-term investments	155,889,452
Proceeds from short-term investments	57,200,000
Net change in unrealized appreciation/depreciation on investments	(8,068,698)
Net change in unrealized depreciation on foreign currency transactions	33,135
Net realized loss on investments	1,325,578
Net realized loss on forward foreign exchange contracts	(112,096)
Net realized loss on foreign currency related transactions	178,880
Amortization and accretion	(1,202,472)
Net change in unrealized appreciation/depreciation on forward foreign exchange contracts	(1,356,458)
Changes in assets and liabilities:
Increase in interest and dividend receivable	(31,986)
Increase in prepaid expenses and other assets	(50,784)
Increase in payable to Adviser	19,496
Increase in payment-in-kind non-cash interest received	(161,398)
Decrease in excise tax payable on undistributed income	(1,038,466)
Increase in accrued expenses and other liabilities	30,613

Net cash used in operating activities	(941,207)

Cash flows from financing activities
Advances from credit facility	12,000,000
Distributions paid to common shareholders	(12,712,749)

Net cash used in financing activities	(712,749)

Net change in cash	(1,653,956)
Cash and cash equivalents (including foreign currency), beginning of period	14,651,781

Cash and cash equivalents (including foreign currency), end of period	$12,997,825

Supplemental disclosure of cash flow information
Interest paid	3,425,289

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	PERIOD FROM JANUARY 1, 2024 THROUGH JUNE 30, 2024	YEAR ENDED DECEMBER 31, 2023

Operations
Net investment income	$15,263,461	$29,381,331
Net realized loss on investments, forward foreign exchange contracts and foreign currency transactions	(1,441,363)	(14,334,538)
Net change in unrealized appreciation/depreciation on investments, forward foreign exchange contracts and foreign currency translation	9,392,021	32,651,134

Net increase in net assets resulting from operations	23,214,119	47,697,927

Distributions to common shareholders
From distributable earnings	(12,712,749)	(28,756,173)

Total Distributions to common shareholders	(12,712,749)	(28,756,173)

Total increase in net assets	10,501,370	18,941,754

Net assets
Beginning of period	304,983,256	286,041,502

End of period	$315,484,626	$304,983,256

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

FINANCIAL HIGHLIGHTS

(Unaudited)

	PERIOD FROM JANUARY 1, 2024 THROUGH JUNE 30, 2024		YEAR ENDED DECEMBER 31, 2023	YEAR ENDED DECEMBER 31, 2022		YEAR ENDED DECEMBER 31, 2021		YEAR ENDED DECEMBER 31, 2020

Per Common Share Data
Net asset value, beginning of period	$15.20		$14.26	$17.88		$16.68		$18.32
Income from investment operations:
Net investment income	0.76		1.49	1.46		1.72		1.59
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency transactions	0.39		0.88	(3.81)		0.75		(1.86)

Total increase (decrease) from investment operations	1.15		2.37	(2.35)		2.47		(0.27)

Less distributions to common stockholders:
Net investment income	(0.63)		(1.43)	(1.27)		(1.27)		(1.37)

Total distributions to common stockholders	(0.63)		(1.43)	(1.27)		(1.27)		(1.37)

Net asset value, end of period	$15.72		$15.20	$14.26		$17.88		$16.68

Per common share market value, end of period	$14.45		$13.04	$12.68		$17.34		$15.09

Total investment return based on net asset value (1)	8.09	% (2)	19.23%	(12.88)%		15.71%		0.79%

Total investment return based on market value (1)	12.39	% (2)	18.09%	(19.98)%		23.97%		(4.65)%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$315,485		$304,983	$286,042		$358,672		$334,576
Ratio of expenses (before reductions and reimbursements) to average net assets	3.66	% (4)	3.95%	2.73	% (3)	2.17	% (3)	2.32	% (3)
Ratio of expenses (after reductions and reimbursements) to average net assets	3.67	% (4)	3.95%	2.60%		1.95%		2.23%
Ratio of net investment income (before reductions and reimbursements) to average net assets	9.79	% (4)	9.98%	9.17	% (3)	8.54	% (3)	10.53	% (3)
Ratio of net investment income (after reductions and reimbursements) to average net assets	9.79	% (4)	9.98%	9.31%		8.76%		10.61%
Portfolio turnover rate	54.72	% (2)	49.94%	34.04%		52.08%		42.21%

(1)	Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(2)	Not annualized.
(3)	Effective August 6, 2020 the Adviser began waiving a portion of it’s management and other fees equal to an annual rate of 0.150% of the Fund’s managed assets. The waiver expired on August 31, 2022 (see Note 3).
(4)	Annualized.

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2024 (Unaudited)

			SHARES	COST	FAIR VALUE
Equities* — 0.61%:

Common Stocks — 0.59%:
Flint Group Ordinary A Shares Stapled to 2L¤+			1,395,572	$149	$0
ESC CB 144A High Ridge¤			2,982	0	0
KCA Deutag Ordinary A Shares			25,580	1,103,387	1,854,550
Travelex Private Equity Stapled to 12.5% New Money Notes¤+			16,764	1	0
Naviera Armas¤+			14,621,136	0	0

Total Common Stocks			16,062,034	1,103,537	1,854,550

Warrant — 0.02%:
Travelex Topco Limited¤+			2,218	0	61,683

Total Warrant			2,218	0	61,683

Total Equities			16,064,252	1,103,537	1,916,233

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income — 133.21%:

Asset-Backed Securities — 10.95%:

CDO/CLO — 10.95%:
610 FDG 2016-2R CLO LTD, 3M SOFR + 7.250%+~^#	12.84%	1/20/2034	$1,550,000	$1,534,190	$1,550,945
Anchorage Capital 2016-9A ER2, 3M SOFR + 6.820%+~^#	12.41	7/15/2032	1,500,000	1,485,000	1,501,906
Anchorage Capital CLO LTD 2021-20 E, 3M SOFR + 7.350%+~^#	12.94	1/20/2035	1,000,000	980,000	970,115
Ares CLO LTD 2013-27R2, 3M SOFR + 6.750%+~^#	12.34	10/28/2034	1,700,000	1,683,000	1,703,344
Bain CAP CR CLO 2020-2R LTD, 3M SOFR + 6.610%+~^#	12.20	7/19/2034	1,000,000	990,000	983,496
BlueMountain CLO LTD 2018-23A, 3M SOFR + 5.650%+~^#	11.24	10/20/2031	1,000,000	1,000,000	990,000
Canyon CLO LTD 2019-2R, 3M SOFR + 6.750%+~^#	11.33	1/15/2036	1,400,000	1,400,000	1,400,000
Canyon CLO LTD 2019-2R, 3M SOFR + 6.750%+~^#	12.34	10/15/2034	1,000,000	1,000,000	988,798
Carbone CLO, LTD 2017-1A, 3M SOFR + 5.900%+~^#	11.49	1/20/2031	750,000	750,000	749,929
CIFC Funding 2020-1 LTD, 3M SOFR + 6.250%+~^#	11.84	7/15/2036	1,900,000	1,900,000	1,903,847
GoldenTree Loan Management 2018-3A, 3M SOFR + 6.500%+~^#	12.09	4/20/2030	1,500,000	1,475,583	1,485,108
KKR Financial CLO LTD 2017-20, 3M SOFR + 5.500%+~^#	11.09	10/16/2030	1,500,000	1,500,000	1,500,537
KKR Financial CLO LTD 34-2, 3M SOFR + 6.850%+~^#	12.44	7/15/2034	2,000,000	1,980,000	2,005,000

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2024 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Asset-Backed Securities (Continued)

CDO/CLO — (Continued)
KVK 2016-1A ER2, 3M SOFR + 7.350%+~^#	12.94%	10/15/2034	$1,500,000	$1,485,000	$1,328,406
LCM LTD 2031-30, 3M SOFR + 6.500%+~^#	12.09	4/20/2031	1,100,000	1,100,000	1,068,154
Madison Park Funding LTD 2018-29A, 3M SOFR + 7.570%+~^	13.16	10/18/2030	2,000,000	1,960,000	1,949,554
Madison Park Funding LTD XXXV 2019-35R E-R, 3M SOFR + 6.100%+~^#	11.69	4/20/2032	1,400,000	1,400,000	1,407,255
Madison Park Funding LTD 2019-32R E-R, 3M SOFR + 6.200%+~^#	11.79	1/22/2031	1,000,000	1,000,000	1,000,713
Octagon 2021-57 LTD, 3M SOFR + 6.600%+~^#	12.19	10/15/2034	1,500,000	1,500,000	1,474,222
Sound Point CLO XVIII 2018-18D, 3M SOFR + 5.500%+~^#	11.09	1/21/2031	2,000,000	2,000,000	1,495,540
Sound Point CLO LTD 2020-27R, 3M SOFR + 6.560% E-R+~^#	12.15	10/25/2034	1,400,000	1,372,000	1,271,759
Sound Point CLO LTD Series 2020-1A Class ER, 3M SOFR + 6.860%+~^#	12.45	7/20/2034	1,600,000	1,584,000	1,507,941
TICP CLO LTD 2018-10A, 3M SOFR + 5.500%+~^#	11.09	4/20/2031	1,000,000	970,325	1,002,102
Wellfleet CLO LTD 2017-3A, 3M SOFR + 5.550%+~^#	11.13	1/17/2031	1,500,000	1,500,000	1,387,918
Wind River 2017-1A ER, 3M SOFR + 7.060%+~^#	12.65	4/18/2036	2,000,000	1,960,000	1,903,330

Total CDO/CLO			35,800,000	35,509,098	34,529,919

Total Asset-Backed Securities			35,800,000	35,509,098	34,529,919

Bank Loans§ — 30.68%:

Beverage, Food and Tobacco — 0.75%:
8th Avenue Food & Provisions~ 3M SOFR + 4.75000~	10.19	10/1/2025	172,698	168,480	163,199
8th Avenue Food & Provisions, 3M SOFR + 7.7500%~	13.19	10/1/2026	368,205	269,483	331,123
Dessert Holdings, 3M SOFR + 7.2500%~	12.68	6/8/2029	1,000,000	982,700	892,500
Florida Food Products 2nd Lien T/L, 3M SOFR + 8.0000%¤~	13.43	10/18/2029	1,500,000	1,465,362	990,000

Total Beverage, Food and Tobacco			3,040,903	2,886,025	2,376,822

Broadcasting and Entertainment — 1.84%:
Clear Channel Worldwide Holdings Inc. ¤	7.50	3/31/2027	2,400,000	2,377,836	2,334,000
Learfield Communications, Inc., 3M SOFR + 5.5000%~	10.83	6/30/2028	3,456,807	3,377,756	3,466,520

Total Broadcasting and Entertainment			5,856,807	5,755,592	5,800,520

Buildings and Real Estate — 0.35%:
MI Windows and Doors 3M SOFR + 3.50000%~	8.83	3/20/2031	1,104,341	1,098,819	1,110,094

Total Buildings and Real Estate			1,104,341	1,098,819	1,110,094

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2024 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Bank Loans§ (Continued)

Cargo Transport — 1.65%:
Genesee & Wyoming Inc, 3M SOFR + 2.0000%~	7.30%	4/14/2031	$2,357,245	$2,345,459	$2,353,992
Worldwide Express 2nd Lien T/L, 3M SOFR + 7.0000%~	12.50	7/26/2029	3,000,000	2,955,227	2,850,000

Total Cargo Transport			5,357,245	5,300,686	5,203,992

Chemicals, Plastics and Rubber — 2.70%:
Flint Group 2L, 3M EURIBOR + 6.9000% PIK and 0.1000% Cash~	0.10	12/31/2027	1,592,817	365,792	256,842
ICP Group 3M SOFR + 3.7500%~	9.32	1/31/2028	4,346,798	3,653,885	3,613,275
LSF 11 A5 Holdco LLC, 3M SOFR + 3.5000%¤	8.94	10/15/2028	989,873	983,687	987,399
Prince 3M SOFR + 4.2500%~	9.72	3/30/2029	1,205,253	1,174,354	1,175,122
Solenis, 3M SOFR + 3.5000%~	8.83	6/9/2031	2,466,676	2,466,676	2,469,414

Total Chemicals, Plastics and Rubber			10,601,417	8,644,394	8,502,052

Containers, Packaging and Glass — 1.02%:
Novolex Holdings, Inc.3M SOFR + 3.6750%~	9.10	6/30/2029	990,790	988,313	992,336
Tekni-Plex, 3M SOFR + 4.0000%~	9.30	9/15/2028	2,213,524	2,213,525	2,215,982

Total Containers, Packaging and Glass			3,204,314	3,201,838	3,208,318

Diversified/Conglomerate Manufacturing — 0.24%:
Belfor, 3M SOFR + 3.7500%~	9.08	10/31/2030	762,488	754,863	766,301

Total Diversified/Conglomerate Manufacturing			762,488	754,863	766,301

Diversified/Conglomerate Service — 3.93%:
Citrix EM SOFR + 4.5000%~	9.33	3/30/2029	2,000,000	1,995,000	1,997,000
Evertec, 3M SOFR + 3.5000%¤~	8.58	10/31/2030	1,983,471	1,953,719	1,993,389
Internet Brands, Inc., 3M SOFR + 4.2500%~	9.58	4/20/2028	2,364,423	2,309,579	2,360,474
McAfee Enterprise 3M SOFR + 8.2500%	8.58	3/1/2029	1,994,924	1,989,937	1,990,256
Quest Software, 3M SOFR + 7.5000%~	9.71	1/19/2029	720,950	525,438	532,704
Quest Software, 3M SOFR + 7.5000%~	12.98	1/18/2030	879,573	868,578	429,064
Sonicwall, Inc., 3M SOFR + 7.5000%~	12.96	5/18/2026	1,506,038	1,498,508	1,383,296
TRC Companies, Inc. 3M SOFR + 3.7500%~	9.19	12/8/2028	1,723,754	1,710,826	1,725,478

Total Diversified/Conglomerate Service			13,173,133	12,851,585	12,411,661

Ecological — 0.38%:
Patriot Container 2nd Lien T/L, 3M SOFR + 7.7500%~	13.18	3/20/2026	1,400,000	1,356,587	1,200,500

Total Ecological			1,400,000	1,356,587	1,200,500

Electronics — 4.51%:
McAfee Enterprise 2nd Lien T/L, 3M SOFR + 8.2500%~	13.84	5/3/2029	11,567,000	11,487,757	3,389,825
Precisely 3M SOFR + 3.2500%~	9.59	4/24/2028	3,979,540	3,940,938	3,899,949
Presidio, Inc., 3M SOFR + 3.7500%¤~	9.32	5/8/2031	3,501,094	3,483,589	3,501,094
SS&C Technologies Inc, 3M SOFR + 2.0000%~	7.33	5/2/2031	2,309,680	2,309,680	2,312,267

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2024 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Bank Loans§ (Continued)

Electronics — (Continued)
Veeam, 3M SOFR + 3.2500%~	8.58%	4/30/2031	$1,111,935	$1,109,155	$1,113,325

Total Electronics			22,469,249	22,331,119	14,216,460

Finance — 0.99%:
Cetera Financial Group, 3M SOFR + 4.5000%~	9.33	8/9/2030	1,954,090	1,898,930	1,960,206
GIP Pilot Acquisition Partners, L.P., 3M SOFR + 3.0000%~	7.83	10/4/2030	1,164,057	1,158,237	1,164,057

Total Finance			3,118,147	3,057,167	3,124,263

Healthcare, Education and Childcare — 0.91%:
Athenahealth, Inc, 3M SOFR + 3.2500%~	8.58	1/26/2029	997,456	994,962	993,097
LifePoint Health, 3M SOFR + 5.5000%~	10.06	11/16/2028	874,361	873,268	878,514
Medical Solutions T/L, 3M SOFR + 7.0000%~	12.43	9/22/2027	1,473,684	1,458,947	999,644

Total Healthcare, Education and Childcare			3,345,501	3,327,177	2,871,255

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.37%:
APi Group 3M SOFR + 2.5000%~	7.33	1/3/2029	1,181,841	1,180,364	1,180,470

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			1,181,841	1,180,364	1,180,470

Hotels, Motels, Inns and Gaming — 0.59%:
Four Seasons Holdings, Inc. 3M SOFR + 2.0000%~	7.33	11/30/2029	1,842,088	1,817,240	1,847,965

Total Hotels, Motels, Inns and Gaming			1,842,088	1,817,240	1,847,965

Insurance — 0.95%:
AssuredPartners Capital, Inc, 3M SOFR + 3.5000%~	8.83	2/8/2031	2,992,500	2,988,759	2,998,515

Total Insurance			2,992,500	2,988,759	2,998,515

Machinery Non-Agricultural, Non-Construction, Non-Electronic — 0.67%:
Barnes Group, Inc. 3M SOFR + 2.5000%~	7.83	8/30/2030	2,110,370	2,109,822	2,113,008

Total Machinery Non-Agricultural, Non-Construction, Non-Electronic			2,110,370	2,109,822	2,113,008

Mining, Steel, Iron and Non Precious Metals — 0.37%:
Arconic Corp (Arconic Rolled Prod) 3M SOFR + 3.75000%~	9.08	8/18/2030	1,145,941	1,134,482	1,151,385

Total Mining, Steel, Iron and Non Precious Metals			1,145,941	1,134,482	1,151,385

Oil and Gas — 2.16%:
Freeport LNG Investments, 3M SOFR + 3.5000%~	9.09	11/17/2028	1,062,500	1,063,789	1,060,726
IMTT 3M SOFR + 3.2500%~	8.42	10/5/2030	3,322,233	3,316,038	3,323,263

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2024 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Bank Loans§ (Continued)

Oil and Gas — (Continued)
Ngl Energy Finance Corp. 3M SOFR + 4.5000%~	9.83%	1/27/2031	$1,375,625	$1,365,308	$1,378,816
Waterbridge NDB~	9.82	5/7/2029	1,048,089	1,037,812	1,052,459

Total Oil and Gas			6,808,447	6,782,947	6,815,264

Packaging and Containers — 1.25%:
Pretium Package Holdings 2nd Lien T/L (9/21), 3M SOFR + 6.7500%~	12.33	9/21/2029	2,770,637	2,762,352	1,580,815
Valcour Packaging (MOLD-RITE) 2nd Lien T/L, 3M SOFR + 7.0000%~	12.44	9/30/2029	5,000,000	4,950,000	2,371,900

Total Packaging and Containers			7,770,637	7,712,352	3,952,715

Personal Transportation — 0.04%:
Naviera Armas 3M EURIBOR + 10.0000% Cash, 5.00% PIK¤+	18.91	6/30/2025	102,403	102,861	109,669

Total Personal Transportation			102,403	102,861	109,669

Printing and Publishing — 0.30%:
Nielsen Holdings Ltd., 3M SOFR + 5.0000%~	10.42	4/11/2029	988,764	904,893	929,023

Total Printing and Publishing			988,764	904,893	929,023

Retail Stores — 0.28%:
Caliber Collision 3M SOFR + 3.7500%~	9.08	1/31/2031	889,281	887,058	894,679

Total Retail Stores			889,281	887,058	894,679

Telecommunication — 3.19%:
BMC Software, 3M SOFR + 4.2500%~	9.33	12/31/2028	6,837,494	6,844,350	6,843,579
Frontier Communications, 3M SOFR + 3.5000%¤~	8.58	6/20/2031	288,083	286,643	287,363
Level III, 3M SOFR + 6.5600%~	11.88	4/15/2029	996,345	1,005,135	974,087
Level III, 3M SOFR + 6.5600%~	11.88	4/15/2030	1,003,655	1,012,512	976,054
Marlink, 3M SOFR + 4.7500%~	10.35	6/28/2029	992,424	980,036	992,424

Total Telecommunication			10,118,001	10,128,676	10,073,507

Utilities — 1.24%:
Invenergy Thermal Operating I LLC, 3M SOFR + 4.5000%¤	9.67	8/4/2029	1,787,634	1,754,391	1,801,041
Invenergy Thermal Operating I LLC, 3M SOFR + 4.5000%¤~	9.67	8/4/2029	155,530	152,638	156,696
Vistra Zero Operating Co LLC 3M SOFR + 2.7500%~	8.09	3/20/2031	1,951,698	1,941,940	1,959,505

Total Utilities			3,894,862	3,848,969	3,917,242
Total Bank Loans			113,278,680	110,164,275	96,775,680

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2024 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds — 91.58%:

Aerospace and Defense — 1.42%:
American Airlines^	8.50%	5/15/2029	$858,000	$858,000	$891,439
Spirit AeroSystems Inc^	9.75	11/15/2030	2,577,000	2,632,631	2,843,485
Triumph Group, Inc.^	9.00	3/15/2028	709,000	709,000	742,470

Total Aerospace and Defense			4,144,000	4,199,631	4,477,394

Automobile — 0.47%:
Automotive Association+#	6.85	7/31/2031	450,000	566,371	571,128
Adient PLC+^	8.25	4/15/2031	870,000	870,000	908,003

Total Automobile			1,320,000	1,436,371	1,479,131

Banking — 0.36%:
Macquarie Airfinance Holdings Ltd.+^	8.13	3/30/2029	281,000	281,000	297,074
Macquarie Airfinance Holdings Ltd.+^	8.38	5/1/2028	788,000	788,000	830,483

Total Banking			1,069,000	1,069,000	1,127,557

Beverage, Food and Tobacco — 0.39%:
Bellis Acquisition Co+#	8.13	5/14/2030	500,000	626,849	631,257
La Doria SpA, 3M EURIBOR + 4.5000%+~	8.33	11/12/2029	550,000	590,015	599,331

Total Beverage, Food and Tobacco			1,050,000	1,216,864	1,230,588

Broadcasting and Entertainment — 4.13%:
Altice USA Inc.^	11.75	1/31/2029	1,401,000	1,401,000	1,194,334
Banijay+	6.50	3/1/2026	3,700,000	3,915,358	3,965,390
Clear Channel Worldwide Holdings Inc.^	9.00	9/15/2028	708,000	708,000	741,284
Clear Channel Worldwide Holdings Inc.^#	7.75	4/15/2028	3,337,000	3,396,293	2,920,875
Dish Dbs Corporation#	7.38	7/1/2028	2,000,000	1,582,463	850,560
Dish Network Corporation^	11.75	11/15/2027	1,770,000	1,766,345	1,735,469
Gray TV^#	7.00	5/15/2027	196,000	192,106	180,442
Inmarsat Finance PLC+^	6.75	10/1/2026	1,500,000	1,461,125	1,447,766

Total Broadcasting and Entertainment			14,612,000	14,422,690	13,036,120

Buildings and Real Estate — 6.50%:
Knife River Corporation^	7.75	5/1/2031	2,107,000	2,122,610	2,201,215
Landsea Homes Corp ^	8.88	4/1/2029	2,000,000	1,972,041	1,980,140
Maison Hold Limited+	6.00	10/31/2027	1,045,000	1,419,991	1,227,850
New Enterprise Stone & Lime Co.^	9.75	7/15/2028	11,859,000	12,011,055	12,055,278
Service Properties Trust^	8.63	11/15/2031	545,000	537,315	568,251
Service Properties Trust	8.38	6/15/2029	811,000	802,898	797,327
Smyrna Ready Mix Concrete^	8.88	11/15/2031	1,583,000	1,583,000	1,679,834

Total Buildings and Real Estate			19,950,000	20,448,910	20,509,895

Cargo Transport — 4.36%:
Atlas Corporation+^#	5.50	8/1/2029	4,786,000	4,034,148	4,271,899
Carriage Purchaser Inc.^	7.88	10/15/2029	7,106,000	6,431,010	6,552,521
Railworks Hldgs Lp / Railworks Sr^	8.25	11/15/2028	2,881,000	2,825,975	2,931,417

Total Cargo Transport			14,773,000	13,291,133	13,755,837

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2024 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals, Plastics and Rubber — 5.37%:
Consolidated Energy Finance SA+^	6.50%	5/15/2026	$492,000	$456,223	$474,814
LSF11 A5 Holdco LLC^	6.63	10/15/2029	4,448,000	4,016,229	4,209,741
Monitchem HoldCo+#	8.75	5/1/2028	300,000	328,904	333,211
Monitchem HoldCo, 3M EURIBOR + 5.2500%+~#	8.97	5/1/2028	215,000	231,014	232,413
Olympus Water US Holding Corporation^	6.25	10/1/2029	2,348,000	2,190,495	2,143,282
Prince^	9.00	2/15/2030	4,540,000	4,470,415	4,155,235
Proman AG+^	5.63	10/15/2028	3,427,000	3,030,763	2,913,709
SI Group^#	6.75	5/15/2026	1,408,000	1,134,196	394,240
Windsor Holdings III LLC^	8.50	6/15/2030	2,000,000	2,000,000	2,088,078

Total Chemicals, Plastics and Rubber			19,178,000	17,858,239	16,944,723

Containers, Packaging and Glass — 5.37%:
Mauser Packaging Solutions^	7.88	4/15/2027	5,196,999	5,197,000	5,303,538
Novolex Holdings, Inc.^	8.75	4/15/2030	7,423,000	6,827,808	7,265,284
Packaging Holdings Ltd.^#	7.13	8/15/2028	1,775,000	1,576,909	1,676,683
SCI Packaging Inc.^	9.25	4/15/2027	1,327,000	1,241,184	1,327,811
Titan Holdings II+	5.13	7/15/2029	113,000	133,866	122,306
Trident Parent, LLC^	12.75	12/31/2028	1,151,000	1,155,234	1,257,268

Total Containers, Packaging, and Glass			16,985,999	16,132,001	16,952,890

Diversified/Conglomerate Manufacturing — 1.62%:
Alta Equipment Group^	9.00	6/1/2029	2,046,000	1,992,826	1,897,945
Heat Exchangers+	7.78	10/9/2025	652,345	710,833	694,995
IMA+~	7.65	4/15/2029	1,390,000	1,490,888	1,499,637
United Site Services^#	8.00	11/15/2029	2,397,000	2,374,500	1,011,075

Total Diversified/Conglomerate Manufacturing			6,485,345	6,569,047	5,103,652

Diversified/Conglomerate Service — 10.03%:
Albion Fing 1 S A R L & Aggre Sr+^	8.75	4/15/2027	1,800,000	1,806,338	1,813,621
AMS Osram AG+#	10.50	3/30/2029	2,000,000	2,148,336	2,240,964
Artera Services, LLC^	8.50	2/15/2031	2,696,000	2,730,146	2,775,241
Citrix EM SOFR + 4.5000%~^	9.00	9/30/2029	4,795,000	4,604,045	4,652,148
Citrix EM SOFR + 4.5000%~^	8.25	6/30/2032	1,259,000	1,259,000	1,283,243
Engineering Group+#	11.13	5/15/2028	1,485,000	1,627,861	1,639,694
Global Infrastructure Solutions, Inc.^	7.50	4/15/2032	5,298,000	4,787,314	5,196,258
Sabre Holdings Corporation^	8.63	6/1/2027	2,926,000	2,670,689	2,692,191
Sabre Holdings Corporation^	11.25	12/15/2027	1,560,000	1,457,642	1,516,848
Summer BC Holdco+	9.25	10/31/2027	1,666,932	2,075,636	1,753,961
Verisure Midholding AB+#	7.13	2/1/2028	915,000	994,381	1,022,056
Verisure Midholding+	5.25	2/15/2029	3,575,000	4,322,962	3,734,831
Veritas Bermuda Ltd.^	7.50	9/1/2025	1,526,000	1,448,377	1,319,587

Total Diversified/Conglomerate Service			31,501,932	31,932,727	31,640,643

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2024 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Electronics — 0.36%:
Presidio, Inc.^	7.50%	6/1/2031	$1,092,000	$1,092,000	$1,118,809

Total Electronics			1,092,000	1,092,000	1,118,809

Finance — 8.96%:
Avolon Holdings+^	6.50	9/15/2024	4,506,506	4,415,527	4,338,265
Cerved Group, 3M EURIBOR + 5.250%+~	8.97	2/15/2029	477,000	542,554	501,393
Cetera Financial Group^	10.00	8/15/2030	1,107,000	1,107,000	1,204,537
CPUK Finance LTD+#	7.88	8/28/2029	500,000	624,774	643,108
Galaxy Bidco Ltd.+	6.50	7/31/2026	500,000	662,745	622,567
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (HASI)^	8.00	6/15/2027	428,000	428,000	444,939
Icahn Enterprises LP	6.25	5/15/2026	1,762,000	1,681,658	1,748,163
Icahn Enterprises^#	9.00	6/15/2030	1,101,000	1,086,324	1,095,704
Jefferson Capital^	9.50	2/15/2029	3,000,000	3,061,745	3,092,751
OneMain Finance Corporation	7.88	3/15/2030	600,000	596,478	618,488
PRA Group^#	5.00	10/1/2029	1,835,000	1,379,043	1,571,462
PRA Group^	7.38	9/1/2025	1,045,000	1,014,753	1,046,255
PRA Group^	8.38	2/1/2028	4,518,000	4,292,746	4,503,208
PRA Group^	8.88	1/31/2030	2,000,000	1,992,500	1,995,474
Travelex(12.50%PIK)¤+	12.50	8/5/2025	3,222,487	4,183,785	4,460,514
Travelex¤+#>	8.00	5/15/2025	4,600,000	5,097,344	0
TVL FINANCE PLC, 3M EURIBOR + 5.5000%+~	7.45	6/30/2030	350,000	375,847	375,582

Total Finance			31,551,993	32,542,823	28,262,410

Grocery — 0.20%:
Picard Groupe SAS+	0.00	7/1/2029	600,000	640,861	643,253

Total Grocery			600,000	640,861	643,253

Healthcare, Education and Childcare — 9.06%:
AdaptHealth LLC^#	4.63	8/1/2029	602,000	507,219	521,584
AdaptHealth LLC^#	5.13	3/1/2030	2,729,000	2,365,974	2,387,140
Bausch Health Companies Inc.+^#	9.00	1/30/2028	1,337,000	1,607,171	1,285,535
Bausch Health Companies Inc.+^#	5.50	11/1/2025	846,000	801,763	789,445
Bausch Health Companies Inc.+^	14.00	10/15/2030	118,000	149,309	90,860
Cidron Aida Finco+	6.25	4/1/2028	1,650,000	2,275,266	1,930,367
Community Health System Inc.^	10.88	1/15/2032	3,337,000	3,370,740	3,471,137
Community Health System Inc.^	6.88	4/15/2029	286,000	286,000	218,795
LifePoint Health Inc.^	9.88	8/15/2030	2,140,000	2,138,189	2,282,382
LifePoint Health Inc.^	11.00	10/15/2030	3,057,000	3,112,665	3,368,351
LifePoint Health Inc.^	10.00	6/1/2032	1,483,000	1,483,000	1,516,629
Neogen Corporation^	8.63	7/20/2030	2,636,000	2,669,916	2,847,905
Nidda BondCo GmbH+#	7.50	8/21/2026	500,000	516,852	549,749
Radiology Partners Inc. (3.50% PIK)^	7.78	1/31/2029	1,844,245	1,601,520	1,728,980
Radiology Partners Inc. (9.78% PIK)^	9.78	2/15/2030	6,374,026	6,645,988	5,099,220
Ray Financing LLC	6.50	7/15/2031	455,000	487,282	487,282

Total Healthcare, Education and Childcare			29,394,271	30,018,854	28,575,361

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2024 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.04%:
Staples Inc.^#	10.75%	9/1/2029	$939,000	$930,183	$893,303
Staples Inc.^	12.75	1/15/2030	3,055,898	3,112,018	2,377,673

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			3,994,898	4,042,201	3,270,976

Hotels, Motels, Inns and Gaming — 0.12%:
TUI Cruises+#	6.25	4/15/2029	350,000	376,057	383,266

Total Hotels, Motels, Inns and Gaming			350,000	376,057	383,266

Leisure, Amusement, Entertainment — 2.41%:
Allegiant Travel Co.^	7.25	8/15/2027	3,029,000	2,997,864	2,882,591
Center Parcs+#	6.50	8/28/2026	825,000	1,143,801	1,032,507
Center Parcs+#	6.14	8/28/2031	235,000	292,798	299,730
Motion Topco Limited+#	7.38	6/15/2030	1,600,000	1,723,284	1,782,062
Ontario Gaming GTA LP+^	8.00	8/1/2030	694,000	700,289	712,217
Silk TopCo AS+	3.38	2/24/2025	900,000	870,895	901,205

Total Leisure, Amusement, Entertainment			7,283,000	7,728,931	7,610,312

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) — 0.47%:
Copeland#	6.38	12/15/2030	1,330,000	1,504,304	1,477,778

Total Machinery (Non-Agriculture, Non-Construct, Non-Electronic)			1,330,000	1,504,304	1,477,778

Mining, Steel, Iron and Non-Precious Metals — 2.43%:
Arsenal AIC Parent LLC^	8.00	10/1/2030	1,182,000	1,180,155	1,240,633
Coronado Global Resources Inc.+^	10.75	5/15/2026	4,846,000	5,027,880	5,027,725
First Quantum Minerals+^	9.38	3/1/2029	1,347,000	1,347,000	1,409,828

Total Mining, Steel, Iron and Non-Precious Metals			7,375,000	7,555,035	7,678,186

Oil and Gas — 12.94%:
CGG SA+	7.75	4/1/2027	1,500,000	1,787,033	1,546,185
Energy Transfer LP	7.13	5/15/2173	2,211,000	1,890,405	2,189,663
Genesis Energy LP	7.75	2/1/2028	3,408,000	3,233,710	3,443,886
Genesis Energy LP	8.00	1/15/2027	2,639,000	2,639,026	2,698,135
Genesis Energy LP	8.88	4/15/2030	1,000,000	980,695	1,052,009
Genesis Energy LP	7.88	5/15/2032	1,000,000	1,000,000	1,008,823
Global Partners LP^	8.25	1/15/2032	1,361,000	1,361,000	1,399,035
Harvest Midstream I LP^	7.50	5/15/2032	3,265,000	3,313,718	3,316,776
IMTT^	6.50	8/1/2029	6,018,000	5,688,553	5,456,107
KCA Deutag+	9.88	12/1/2025	1,179,286	1,179,286	1,186,686
KCA Deutag International Limited(15.00%PIK)+	15.00	12/1/2027	1,063,198	1,063,198	1,091,107
KCA Deutag, 3M SOFR + 9.0000%+~	14.33	12/1/2025	1,343,874	1,343,874	1,367,392
Nabors Industries LTD^	9.13	1/31/2030	246,000	246,000	254,867
NGL Energy Finance Corp.^	8.13	2/15/2029	621,000	621,000	632,792
NGL Energy Finance Corp.^	8.38	2/15/2032	1,097,000	1,097,000	1,117,386
Occidental Pete Corp.	8.50	7/15/2027	4,523,000	4,549,583	4,845,499

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2024 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas — (Continued)
Transocean Inc.+^	8.50%	5/15/2031	$2,593,000	$2,593,000	$2,594,465
Var Energi+#	7.86	11/15/2083	1,600,000	1,731,505	1,859,170
Waldorf Production UK LD+#>	9.75	10/1/2024	569,978	569,314	560,687
Weatherford Intl Ltd Bermuda Sr Glbl+^	8.63	4/30/2030	3,092,000	3,104,755	3,204,172

Total Oil and Gas			40,330,336	39,992,655	40,824,842

Personal, Food, and Miscellaneous — 0.39%:
Herbalife^	12.25	4/15/2029	923,000	898,879	920,079
Raising Cane’s Restaurants LLC^	9.38	5/1/2029	296,000	296,000	319,766

Total Personal, Food, and Miscellaneous			1,219,000	1,194,879	1,239,845

Personal Transportation — 0.09%:
Naviera Armas+¤	16.62	12/31/2026	229,336	357,813	294,728

Total Personal Transportation			229,336	357,813	294,728

Printing and Publishing — 1.90%:
Getty Images Inc.^	9.75	3/1/2027	5,972,000	6,066,506	5,983,898

Total Printing and Publishing			5,972,000	6,066,506	5,983,898

Retail Store — 1.16%:
Bath & Body Works Inc.	6.88	11/1/2035	262,000	239,006	264,220
Bath & Body Works Inc.	7.60	7/15/2037	1,471,000	1,318,431	1,411,593
Life Time, Inc.^	8.00	4/15/2026	404,000	394,237	408,742
Marcolin S.p.A+	6.13	11/15/2026	475,000	578,239	511,652
PetSmart LLC^	7.75	2/15/2029	1,108,000	1,093,590	1,079,090

Total Retail Store			3,720,000	3,623,503	3,675,297

Telecommunications — 6.74%:
Altice France Holding S.A.+^#	5.75	8/15/2029	1,375,000	1,208,596	998,328
BMC Software^	7.13	10/2/2025	103,000	101,464	103,085
British Telecom+#	8.38	12/20/2083	600,000	732,312	806,035
C&W Senior Financing Designated Activity Co+^	6.88	9/15/2027	2,110,000	1,960,506	2,024,780
Commscope Inc.^	8.25	3/1/2027	1,173,000	1,146,339	556,970
Consolidated Communications Hldgs.^#	6.50	10/1/2028	1,250,000	1,084,630	1,067,607
Digicel Limited ¤+^>	8.25	9/30/2025	2,500,000	2,491,364	0
Frontier Communications Corporation^	8.75	5/15/2030	774,000	774,000	804,751
Frontier Communications Hldgs Sr Sec Glbl^#	6.00	1/15/2030	3,976,000	3,406,689	3,461,839
Hughes Satellite Systems Corp #	6.63	8/1/2026	2,000,000	1,250,663	929,962
Iliad Holding+^	8.50	4/15/2031	385,000	385,000	389,822
Iliad Holding+#	6.88	4/15/2031	550,000	586,961	597,799
Level III^#	4.50	4/1/2030	550,000	340,672	298,589
Level III^	11.00	11/15/2029	3,797,000	3,858,772	3,885,816
Telecom Italia+#	7.88	7/31/2028	246,000	266,803	287,165
Telecom Italia+#	7.88	7/31/2028	354,000	383,893	418,238
Telefonica SA+#	7.13	11/23/2172	1,400,000	1,524,573	1,626,444

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2024 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Telecommunications — (Continued)
United Group+#	6.75%	2/15/2031	$1,000,000	$1,087,950	$1,097,724
Viasat^#	6.50	7/15/2028	1,081,000	796,977	818,852
Vodafone Group PLC+#	8.00	8/30/2086	400,000	538,600	542,042
Vodafone Group PLC+	6.25	10/3/2078	550,000	542,025	548,625

Total Telecommunications			26,174,000	24,468,789	21,264,473

Utilities — 3.29%:
Electricite de France SA+	9.13	12/15/2172	350,000	350,000	380,764
Enbridge Inc.+	7.38	1/15/2083	3,749,000	3,697,451	3,752,445
Enbridge Inc.+	8.25	1/15/2084	1,624,000	1,624,000	1,692,150
Talen Energy Supply, LLC^	8.63	6/1/2030	3,837,000	3,877,871	4,091,081
Techem+#	6.00	7/30/2026	439,599	453,331	470,318

Total Utilities			9,999,599	10,002,653	10,386,758
Total Corporate Bonds			301,684,709	299,784,477	288,948,622

Total Fixed Income			450,763,389	445,457,850	420,254,221

Short Term Investments — 0.63%:

Insurance — 0.63%:
Marsh & Mclennan Companies Inc #	5.47	7/8/2024	2,000,000	1,997,877	1,997,877

Total Insurance			2,000,000	1,997,877	1,997,877
Total Short Term Investments			2,000,000	1,997,877	1,997,877

Total Investments				$448,559,264	$424,168,331

Other assets and liabilities — (34.45%)					(108,683,705)

Net Assets — 100.00%					$315,484,626

Percentages are calculated as a percent of net assets applicable to common shareholders.

EURIBOR	— Euro Interbank Offered Rate
SOFR	— Secured Overnight Financing Rate

*	Securities are non-income producing.
‡	The effective interest rates are based on settled commitment amount.
¤	Value determined using significant unobservable inputs, security is categorized as Level 3.
+	Foreign security.
^

Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

~	Variable rate security. The interest rate shown is the rate in effect at June 30, 2024.
#	All or a portion of the security is segregated as collateral for the credit facility.
§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2024. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

>	Defaulted security.

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2024 (Unaudited)

PIK	Payment-in-kind

Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and accrued income as of June 30, 2024.

United States of America	84.8%
United Kingdom	5.5%
Canada	1.8%
Italy	1.3%
Australia	1.2%
Sweden	1.1%
Hong Kong	1.0%
(Individually less than 1%)	3.4%

100.0%

A summary of outstanding derivatives at June 30, 2024 is as follows:

Schedule of Open Forward Foreign Exchange Contracts

June 30, 2024

CURRENCY TO BE RECEIVED		CURRENCY TO BE DELIVERED(1)		COUNTERPARTY OF CONTRACT	FORWARD SETTLEMENT DATE	UNREALIZED APPRECIATION / (DEPRECIATION)
(1,124,370)	USD	(1,125,211)	EUR	J.P. Morgan Chase	7/19/2024	841
34,067,642	USD	33,887,163	EUR	Morgan Stanley	7/19/2024	180,479
13,595,436	USD	13,463,368	GBP	Morgan Stanley	7/19/2024	132,068

						$313,388

(1)	Values are listed in U.S. dollars.

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2024 (Unaudited)

1.	Organization

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011 and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a de facto diversified, closed-end management investment company.

Barings LLC (the “Adviser”), a wholly owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

Baring International Investment Limited (the “Sub-Adviser”), an indirect wholly owned subsidiary of the Adviser, serves as sub-adviser with respect to the Fund’s European investments.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”), or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality).

2.	Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

Pursuant to Rule 2a-5, the Board of Trustees (the “Board”) has designated the Adviser as valuation designee to perform the fair value determinations relating to the value of the assets held by the Fund and making fair value determinations on any day on which the net asset value (“NAV”) per share of the Fund is determined, in accordance with the 1940 Act and the rules and regulations thereunder, and the registration statement for the Fund, subject to the oversight of the Board.

Valuation of the Fund’s securities is based on the market price whenever market quotations are readily available and all securities of the same class held by the Fund can be readily sold in such market. Market prices are obtained from reputable pricing services using market pricing conventions, to the extent such a price is available. Where a market price quotation for a security is not readily available or if the investment is not a security, the security will be fair valued as determined in good faith by the Adviser, subject to the oversight of the Board.

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Fund’s NAV calculation. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is pricing their shares.

The Fund’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Board.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2024 (Unaudited)

Forward foreign exchange contracts are normally valued on the basis of independent pricing service providers.

A Valuation Committee, made up of officers of the Fund and employees of the Adviser, is responsible for determining, in accordance with the Fund’s valuation policies and procedures approved by the Board: (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Fund may use market maker quotations provided by an established market maker for that security (i.e. broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform it obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2024 (Unaudited)

that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of June 30, 2024 in valuing the Fund’s investments:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$—	$1,854,550	$—	$1,854,550
Warrants	—	—	61,683	61,683

Total Equities:	—	1,854,550	61,683	1,916,233

Fixed Income:
Asset-Backed Securities	—	34,529,924	—	34,529,924
Bank Loans	—	84,615,029	12,160,651	96,775,680
Corporate Bonds	—	284,193,380	4,755,242	288,948,622

Total Fixed Income	—	403,338,328	16,915,893	420,254,221

Short Term Investments:
Insurance	1,997,877	—	—	1,997,877

Total Short Term Investments	1,997,877	—	—	1,997,877

Forward Foreign Exchange Contracts	—	313,387	—	313,388

Total Assets:	$1,997,877	$405,506,266	$16,977,576	$424,481,719

As of June 30, 2024, the Fund held no Level 3 financial instruments with values based on significant unobservable valuation inputs and Level 3 financial instruments in the amount of $16,977,576 had values based on unadjusted third-party pricing information.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2024 (Unaudited)

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date. The Fund discloses transfers between levels based on valuations at the end of the reporting period. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	BALANCE AT DECEMBER 31, 2023	TRANSFERS INTO LEVEL 3	TRANSFERS OUT OF LEVEL 3	PURCHASES	SALES	ACCRETION OF DISCOUNT	REALIZED GAIN / (LOSS)	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) ON INVESTMENTS	BALANCE AT JUNE 30, 2024	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) FROM INVESTMENTS HELD AS OF JUNE 30, 2024

Equities

ESC CB 144A High Ridge	—	—	—	—	—	—	—	—	—	—

Flint Group Ordinary A Shares Stapled to 2L	—	—	—	—	—	—	—	—	—	—

Naviera Armas	—	—	—	—	—	—	—	—	—	—

Travelex Private Equity Stapled to 12.5% New Money Notes	—	—	—	—	—	—	—	—	—	—

Common Stocks	—	—	—	—	—	—	—	—	—	—

Travelex Topco Limited	113,087	—	—	—	—	—	—	(51,404)	61,683	(51,404)

Warrants	113,087	—	—	—	—	—	—	(51,404)	61,683	(51,404)

Total Equities	113,087	—	—	—	—	—	—	(51,404)	61,683	(51,404)

Bank Loans

Anarafe SLU Facility F	85,059	—	—	203	(84,712)	129	(4,509)	3,830	—	3,830

Anarafe SLU Facility A	20,149	—	—	38	(20,062)	12	116	(253)	—	(253)

Anarafe SLU Facility C	41,966	—	—	53	(43,908)	—	390	1,499	—	1,499

Belfor	815,484	—	(766,301)	—	(51,465)	—	515	1,767	—	1,767

Clear Channel Worldwide Holdings Inc.	—	—	—	2,376,000	—	1,836	—	(43,836)	2,334,000	(43,836)

CP Iris Holdco I 2nd Lien T/L (IPS)	2,152,222	—	—	—	(2,398,019)	—	23,980	221,817	—	221,817

Evertec	1,985,950	—	—	—	—	—	—	7,439	1,993,389	7,439

Flint Group	154,412	—	(256,842)	48,702	—	51,629	—	2,099	—	2,099

Florida Food Products 2nd Lien T/L	1,095,000	—	—	—	—	2,029	—	(107,029)	990,000	(107,029)

Frontier Communications	—	—	—	286,643	—	—	—	720	287,363	720

Invenergy Thermal Operating I LLC	155,336	—	—	—	—	201	—	1,159	156,696	1,159

Invenergy Thermal Operating I LLC	1,879,560	—	—	—	(94,279)	2,361	1,820	11,579	1,801,041	11,579

LSF 11 A5 Holdco LLC	—	986,203	—	—	(2,532)	—	16	3,712	987,399	3,712

Naviera Armas	—	—	—	109,701	(11,575)	3,660	1,075	6,808	109,669	6,808

Presidio, Inc.	—	—	—	3,483,589	—	—	—	17,505	3,501,094	17,505

Bank Loans	8,385,138	986,203	(1,023,143)	6,304,929	(2,706,552)	61,857	23,403	128,816	12,160,651	128,816

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June 30, 2024 (Unaudited)

	BALANCE AT DECEMBER 31, 2023	TRANSFERS INTO LEVEL 3	TRANSFERS OUT OF LEVEL 3	PURCHASES	SALES	ACCRETION OF DISCOUNT	REALIZED GAIN / (LOSS)	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) ON INVESTMENTS	BALANCE AT JUNE 30, 2024	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) FROM INVESTMENTS HELD AS OF JUNE 30, 2024

Corporate Bonds

Digicel Limited	—	—	—	—	—	—	—	—	—	—

Naviera Armas	377,615	—	—	377,477	(375,291)	(20,072)	(302,237)	237,236	294,728	237,236

Travelex	—	—	—	—	—	—	—	—	—	—

Travelex	4,511,307	—	—	231,417	—	29,304	—	(311,514)	4,460,514	500,243

Corporate Bonds	4,888,922	—	—	608,894	(375,291)	9,232	(302,237)	(74,278)	4,755,242	737,479

Total	$13,387,147	$986,203	$(1,023,143)	$6,913,823	$(3,081,843)	$71,089	$(278,834)	$3,134	$16,977,576	$814,891

During the period, transfers into and out of Level 3 resulted from observable market data for the security.

B.	Cash and Cash Equivalents

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. As of June 30, 2024, the Fund held cash equivalents in the amount of $1,997,877 and all cash is held by U.S. Bank, N.A.

C.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Interest income from securitized investments in which the Fund has a beneficial interest, such as the “equity” security class of a CLO vehicle (typically in the form of income or subordinated notes), is recorded upon receipt. The accrual of interest income related to these types of securities is periodically reviewed and adjustments are made as necessary.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

D.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders.

F.	Dividends and Distributions

The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

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June 30, 2024 (Unaudited)

been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G.	Derivative Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund transacted in and currently holds forward foreign exchange contracts to hedge against changes in the value of foreign currencies. The Fund entered into forward foreign exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward foreign exchange contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Fund is also subject to credit risk with respect to the counterparties to the derivative contracts which are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and any profits on its open positions. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Fund recognized an asset and a liability on the Statement of Assets and Liabilities as a result of forward foreign exchange contracts with J.P. Morgan Chase and Morgan Stanley. The Fund’s policy is to recognize an asset equal to the net value of all forward foreign exchange contracts with an unrealized gain and a liability equal to the net value of all forward foreign exchange contracts with an unrealized loss. The Fund has recognized an asset of $313,388 in net unrealized appreciation on forward foreign exchange contracts. Outstanding forward foreign exchange contracts as of June 30, 2024, are indicative of the volume of activity during the year.

For the period ended June 30, 2024, the Fund’s direct investment in derivatives consisted of forward foreign exchange contracts.

The following is a summary of the fair value of derivative instruments held by the Fund as of June 30, 2024. These derivatives are presented in the Schedule of Investments.

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2024 (Unaudited)

Fair values of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2024:

DERIVATIVES	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Asset Derivatives
Forward Foreign Exchange Contracts	Unrealized appreciation on forward foreign exchange contracts	$313,388

Total Asset Derivatives		$313,388

Liability Derivatives
Forward Foreign Exchange Contracts	Unrealized depreciation on forward foreign exchange contracts	$–

Total Liability Derivatives		$–

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2024:

DERIVATIVES	STATEMENT OF OPERATIONS LOCATION	REALIZED GAIN/ (LOSS) ON DERIVATIVES
Forward Foreign Exchange Contracts	Net realized gain on forward foreign exchange contracts	$112,096

Total		$112,096

DERIVATIVES	STATEMENT OF OPERATIONS LOCATION	CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) ON DERIVATIVES
Forward Foreign Exchange Contracts	Net change in unrealized depreciation of forward foreign exchange contracts	$(1,356,458)

Total		$(1,356,458)

H.	Disclosures about Offsetting Assets and Liabilities

The following is a summary by counterparty of the fair value of derivative investments subject to Master Netting Agreements and collateral pledged (received), if any, as of June 30, 2024.

				AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
ASSETS:	GROSS AMOUNT OF RECOGNIZED ASSETS	GROSS AMOUNT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Forward foreign exchange contracts
Morgan Stanley	$312,547	$–	$312,547	$–	$–	$312,547
J.P. Morgan Chase	$841	$–	$841	$–	$–	$841

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2024 (Unaudited)

order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Fund, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

I.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

J.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

K.	Counterparty Risk

The Fund seeks to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Fund’s counterparties.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2024 (Unaudited)

L.	New Accounting Pronouncements

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), in January 2021, the FASB issued ASU 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), and in December 2022, the FASB issued ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04, ASU 2021-01, and ASU 2022-06 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2024. Management is evaluating the impact of ASU 2020-04, ASU 2021-01, and ASU 2022-06 on the Fund’s investments, derivatives, debt, and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

3.	Advisory Fee

The Fund was previously a party to an investment management agreement with the Adviser, a related party, dated October 25, 2012 (the “Prior Management Agreement”). Effective September 1, 2022, the Fund entered into an amended and restated management agreement (the “New Management Agreement”) that supersedes the Prior Management Agreement in its entirety. Pursuant to the Prior Management Agreement, the Fund agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 1.00% of the Fund’s average daily managed assets during such month. Effective August 6, 2020 the Adviser had waived 0.15% of its fee payable from the Fund. The waiver expired on August 31, 2022. Effective September 1, 2022, pursuant to the New Management Agreement, effective September 1, 2022, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 0.85% of the Fund’s average daily managed assets during such month. Managed assets are the total assets of the Fund, which include any assets attributable to leverage such as assets attributable to reverse repurchase agreements, or bank loans, minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage).

Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Fund, as allocated from time to time. As compensation for its services, the Adviser (not the Fund) pays the Sub-Adviser a portion of the investment management fees it receives from the Fund, in an amount in U.S. dollars equal to 35% of such investment management fees (“Sub-Advisory Fees”).

4.	Administrator Fee

The Fund has engaged U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) to serve as the Fund’s administrator, fund accountant, and transfer agent. The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Fund has agreed to pay Fund Services a fee payable at the end of each calendar month, at an annual rate of 0.075% of the Fund’s average daily managed assets.

5.	Income Taxes

It is the Fund’s intention to qualify as a RIC under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax years ended in 2023 and 2022, as noted below, was as follows:

	2023	2022
Ordinary Income	$28,756,173	$25,425,498

Total Distributions Paid	$28,756,173	$25,425,498

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Permanent items identified during the year ended December 31, 2023 have been reclassified among the component of net assets based on their tax basis treatment as follows:

ADDITIONAL PAID IN CAPITAL	ACCUMULATED LOSSES
$(1,038,466)	$1,038,466

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2024 (Unaudited)

The permanent differences are primarily attributable to non-deductible excise taxes. The Fund’s excise tax expense of $1,038,466 as shown on the Statement of Operations represents excise tax on undistributed income.

The following information is provided on a tax basis as of December 31. 2023:

Cost of investments	$436,337,514

Unrealized appreciation	10,367,537
Unrealized depreciation	(44,694,303)

Net unrealized appreciation/(depreciation)	(34,326,766)

Undistributed ordinary income	25,192,014
Undistributed long term gains	–

Distributable earnings	25,192,014

Accumulated gain/(loss)	(151,660,783)

Total accumulated gain/(loss)	$(160,795,535)

The capital loss carryforward is available to offset future taxable income. The Fund has $14,195,867 of short-term capital loss carryforwards and $137,490,226 of long-term capital loss carryforwards, both of which have unlimited expiration.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. Tax years ended December 31, 2019 through December 31, 2022 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.	Investment Transactions

For the period ended June 30, 2024, the Fund purchased (at cost) and sold securities in the amount of $226,971,520 and $155,889,452 (excluding short-term debt securities), respectively.

7.	Credit Facility

On November 8, 2012, the Fund entered into a $200,000,000 credit facility with BNP Paribas Prime Brokerage International, Ltd (“BNP”). On January 6, 2014, the Fund entered into an amended agreement with a variable annual interest rate of one-month LIBOR plus 0.75 percent. On April 28, 2022, the Fund entered into an amended agreement with a variable interest rate of USD SOFR plus 0.76 percent. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.65 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized for the period ended June 30, 2024, was approximately $114,400,000 and 6.07 percent, respectively. As of June 30, 2024, the principal balance outstanding was $121,500,000 at an interest rate of 6.08 percent. If measured at fair value, borrowings under the credit facility would have been considered as Level 2 in the fair value hierarchy (see Note 2A) as of June 30, 2024.

8.	Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the note payable. In return, the Fund receives additional income that is netted against the interest charged on the outstanding credit facility balance. For the period ended June 30, 2024, the total amount of income netted against the interest expense was $28,894.

9.	Common Stock

The Fund had unlimited shares authorized and 20,064,313 shares outstanding as of December 31, 2023 and 20,064,313 shares outstanding as of June 30, 2024. There were no changes to shares outstanding during year ended December 31, 2023, and the period ended June 30, 2024.

10.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the period ended June 30, 2024, the Fund paid its Trustees aggregate remuneration of $60,205. During the period ended June 30, 2024, the Fund did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund. The Fund classifies Mr. Mihalick an interested person of the Fund.

With the exception of the Fund’s Chief Compliance Officer, all of the Fund’s officers are employees of the

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2024 (Unaudited)

Adviser. Pursuant to the Agreement, the Fund does not compensate its officers who are employees of the Adviser.

The Fund’s Chief Compliance Officer is a Principal Consultant of ACA Group (“ACA”). For the period ended June 30, 2024, the Fund paid ACA an annual fee plus out-of-pocket expenses for the provision of personnel and services provided related to the Fund’s compliance program.

The Fund did not make any payments to the Adviser for the period ended June 30, 2024, other than the amounts payable to the Adviser pursuant to the Agreement.

11.	Risks

Investment Risks

In the normal course of its business, the Fund trades various financial instruments and enters into certain investment activities with investment risks. These risks include:

Below Investment Grade (high yield/junk bond) Instruments Risk

Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund.

The Fund may invest in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency or unrated but determined by Barings to be of comparable quality. The Fund may also invest in other below investment grade debt obligations. Barings considers both credit risk and market risk in making investment decisions for the Fund. If a default occurs with respect to any below investment grade debt instruments and the Fund sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation would be uncertain and may not occur. Market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.

Borrowing and Leverage Risk

The Fund may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Fund and the yield to shareholders more volatile. There can be no assurance that the Fund’s leveraging strategies would be successful. In addition, the counterparties to the Fund’s leveraging transactions will have priority of payment over the Fund’s shareholders.

Credit Risk

Credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2024 (Unaudited)

preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.

One or more debt obligations in the Fund’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.

Cybersecurity Risk

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us, Barings or our portfolio investments. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our or Barings’ information systems or those of our portfolio investments for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Barings’ employees may be the target of fraudulent calls, emails and other forms of activities. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. The Fund’s business operations rely upon secure information technology systems for data processing, storage, and reporting. The Fund depends on the effectiveness of the information and cybersecurity policies, procedures, and capabilities maintained by its affiliates and their respective third-party service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them.

Substantial costs may be incurred in order to prevent any cyber incidents in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As the Fund’s and our portfolio investments’ reliance on technology has increased, so have the risks posed to the Fund’s information systems, both internal and those provided by

Barings and third-party service providers, and the information systems of the Fund’s portfolio investments. Barings has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as the Fund’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that the Fund’s financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, cybersecurity continues to be a key priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals or the general investing public of data security breaches involving certain types of personal data, including the SEC, which, on July 26, 2023, adopted amendments requiring the prompt public disclosure of certain cybersecurity breaches. If the Fund fails to comply with the relevant laws and regulations, the Fund could suffer financial losses, a disruption of the Fund’s business, liability to investors, regulatory intervention or reputational damage.

Defaults by Portfolio Investments

A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio investment’s ability to meet its obligations under the debt or equity securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio investment.

Derivatives Risk

Derivatives involve special risks and costs and may result in losses to the Fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2024 (Unaudited)

not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act regarding the ability of a fund to use derivatives and other transactions that create future payment or delivery obligations. Under Rule 18f-4, funds that use derivatives are subject to a value-at-risk leverage limit, a derivatives risk management program and testing requirements and requirements related to board reporting. These requirements apply unless the fund qualifies as a “limited derivatives user,” as defined under Rule 18f-4. Under Rule 18f-4, a fund may enter into an unfunded commitment agreement (which may include delayed draw and revolving loans) that will not be deemed to be a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the fund has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Collectively, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts.

The Fund has adopted updated policies and procedures in compliance with Rule 18f-4. The Fund expects to qualify as a “limited derivatives user” under Rule 18f-4. Future legislation or rules may modify how the Fund treats derivatives and other financial arrangements for purposes of compliance with the leverage limitations of the 1940 Act. Future legislation or rules may modify how leverage is calculated under the 1940 Act and, therefore, may increase or decrease the amount of leverage currently available to the Fund under the 1940 Act, which may be materially adverse to us and our shareholders.

Duration Risk

Subject to the limitations set forth in the Fund’s prospectus, the Fund may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Foreign Securities Risk

Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2024 (Unaudited)

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Inflation Risk

Certain of the Fund’s portfolio investments are in industries that could be impacted by inflation. If such portfolio investments are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Fund’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Fund’s portfolio investments’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Fund’s portfolio investments could result in future realized or unrealized losses and therefore reduce the Fund’s net assets resulting from operations.

Liquidity Risk

The Fund may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Fund may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.

Loan Risk

The loans in which the Fund may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.

These factors may have an adverse effect on the market price of the loan and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Fund may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. Barings applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such techniques and analyses will produce the desired results.

Market Risk

The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2024 (Unaudited)

include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics, which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Fund’s securities. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Prepayment and Extension Risk

Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Fund may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Valuation Risk

Under the 1940 Act, the Fund is required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by the Board of Trustees. The Board has designated Barings as valuation designee to perform the Fund’s fair value determinations relating to the value of our assets for which market quotations are not readily available.

Typically there is not a public market for the securities in which we have invested and will generally continue to invest. Barings conducts the valuation of such investments, upon which the Fund’s net asset value is primarily based, in accordance with its valuation policy, as well as established and documented processes and methodologies for determining the fair values of investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. The Fund’s current valuation policy and processes were established by Barings and have been approved by the Board. The Adviser has established a pricing committee that is, subject to the oversight of the Board, responsible for the approval, implementation and oversight of the processes and methodologies that relate to the pricing and valuation of assets held by the Fund. Barings uses independent third-party providers to price the portfolio, but in the event an acceptable price cannot be obtained from an approved external source, Barings will utilize alternative methods in accordance with internal pricing procedures established by Barings’ pricing committee.

The determination of fair value and consequently, the amount of unrealized appreciation and depreciation in the Fund’s portfolio, is to a certain degree subjective and dependent on the judgment of Barings. Certain factors that may be considered in determining the fair value of the Fund’s investments include the nature and realizable value of any collateral, the portfolio investment’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio investment does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Barings’ determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, Barings’ fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that the Fund may ultimately realize upon the sale or disposition of one or more of its investments. As a result, investors purchasing the Fund’s securities based on an overstated net asset value would pay a higher price than the value of the Fund’s investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of the Fund’s investments might warrant.

12.	Subsequent Events

The Fund has evaluated the possibility of subsequent events existing in this report through the date that the financial statements were issued. The Fund has determined that there were no material events that would require recognition or disclosure in this report through this date except as provided below.

On August 6, 2024, the Board appointed Itzbell Branca to serve as Chief Compliance Officer of the Fund, effective as of September 1, 2024, to replace Gregory MacCordy, who was serving as Chief Compliance Officer of the Fund.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2024 (Unaudited)

Ms. Branca is a Director in Sales Practices Compliance and assists in the development, maintenance, and management of Barings’ compliance programs and activities relevant to its registered closed-end funds, business development companies, and its investment adviser. Ms. Branca has worked in the industry since 2000 and has extensive experience in compliance, regulatory examinations, broker-dealer supervision, and business risk management. Prior to joining Barings in 2019, Ms. Branca worked at LPL Financial in various positions that included Co-Head of Complex Products Supervision. Ms. Branca holds a B.S. in Finance, Marketing and Multinational Business from Florida State University and an M.B.A. from DeVry University. Ms. Branca holds FINRA licenses series 4, 7, 24, 51, 63, and 66.

There is no arrangement or understanding between Ms. Branca and any other person pursuant to which she was appointed as Chief Compliance Officer. Further, with regard to Ms. Branca, there are no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which the Fund is a participant that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC.

On August 6, 2024, the Board, on behalf of the Fund, dismissed Deloitte & Touche LLP (“Deloitte”) as the Fund’s independent registered public accounting firm. Deloitte’s report on the Fund’s financial statements for the fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent interim period through the date of filing this report (the “Covered Period”) contained no adverse opinion or disclaimer of opinion nor was Deloitte’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Covered Period, (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On August 6, 2024, the Board approved the decision to engage KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund for the fiscal year ended December 31, 2024. The selection of KPMG does not reflect any disagreements with or dissatisfaction by the Board with the performance of the Fund’s prior independent registered public accounting firm. During the Covered Period, neither the Fund, nor anyone on their behalf, consulted with KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1) (v) of Item 304 of Regulation S-K).

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

FUND DIVIDEND REINVESTMENT PLAN

INDEPENDENT TRUSTEES

Jill Olmstead

Trustee

Mark F. Mulhern

Trustee

Thomas W. Okel

Chairman, Trustee

INTERESTED TRUSTEES

David M. Mihalick

Trustee

OFFICERS

Sean Feeley

President

Christopher Hanscom

Chief Financial Officer

Andrea Nitzan

Treasurer

Gregory MacCordy

Chief Compliance Officer

Ashlee Steinnerd

Chief Legal Officer

Alexandra Pacini

Secretary

Matthew Curtis

Tax Officer

The Fund offers a Dividend Reinvestment Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Fund through the reinvestment of dividends in additional common shares of the Fund. Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, as Plan Agent, unless a shareholder elects to receive cash instead. An election to receive cash may be revoked or reinstated at the option of the shareholder. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will receive dividends and distributions in cash.

Whenever the Fund declares a dividend payable in cash or shares, the Plan Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value per Fund share is equal to or less than the market price per Fund share plus estimated brokerage commissions as of the payment date for the dividend.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the dollar amount of the cash dividend by the net asset value per Fund share as of the dividend payment date or, if greater than the net asset value per Fund share, 95% of the closing share price on the payment date. Generally, if the net asset value per Fund share is greater than the market price per Fund share plus estimated brokerage commissions as of the dividend payment date, the Plan Agent will endeavor to buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any Federal, state or local tax. For Federal income tax purposes, the amount reportable in respect of a dividend received in shares of the Fund will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains. Investors should consult with their own tax advisors for further information about the tax consequences of dividend reinvestment.

There is no brokerage charge for the reinvestment of dividends in additional Fund shares; however, all participants pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There is no direct service charge to participants in the Plan, though the Fund reserves the right to amend the Plan to include a service charge payable by participants.

Additional information about the Plan may be obtained from, and any questions regarding the Plan should be addressed to, U.S. Bancorp Fund Services, Plan Agent for Barings Global Short Duration High Yield Fund’s Dividend Reinvestment Plan, P.O. Box 701, Milwaukee, WI 52301.

Barings Global Short Duration High Yield Fund 2024 Semi-Annual Report

JOINT PRIVACY NOTICE OF BABSON CAPITAL MANAGEMENT LLC AND

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Advisers (Japan) KK; Barings Investment Advisers (Hong Kong) Limited; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

∎	Applications or other forms, interviews, or by other means;

∎	Consumer or other reporting agencies, government agencies, employers or others;

∎	Your transactions with us, our affiliates, or others; and

∎	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

December 2023

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for semi-annual reports.

(b)	There were no changes to the Registrant’s Portfolio Managers during the period covered by this report.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/24-01/31/24	0	0	0	0
Month #2 02/01/24-02/29/24	0	0	0	0
Month #2 03/01/24-03/31/24	0	0	0	0
Month #4 04/01/24-04/30/24	0	0	0	0
Month #5 05/01/24-05/31/24	0	0	0	0
Month #6 06/01/24-06/30/24	0	0	0	0
Total	0	0	0	0

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholder may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this item.

Item 16. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)	The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities for the period ended June 30, 2024.

(1)	Gross income from securities lending activities		$28,894
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BNP for services as securities lending agent	$0
	(b)	Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	$0
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$0
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities		$0
(4)	Net income from securities lending activities		$28,894

(b)

Through an agreement with the Registrant, the securities lending agent may lend out securities the Registrant has pledged as collateral on the credit facility. In return, the Registrant receives additional income that is netted against the interest charged on the outstanding credit facility balance.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Not applicable for semi-annual reports.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or national securities association upon which the registrant’s securities are listed.

Not applicable for semi-annual reports.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(5) Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Global Short Duration High Yield Fund

By (Signature and Title)*	/s/ Sean Feeley
Sean Feeley, President

Date September 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sean Feeley
Sean Feeley, President

Date: September 6, 2024

By (Signature and Title)*	/s/ Christopher Hanscom
Christopher Hanscom, Chief Financial Officer

Date: September 6, 2024